SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 16, 2000


                           NEBCO EVANS HOLDING COMPANY

             (Exact Name of Registrant as Specified in its Charter)



             DELAWARE                          333-33223                       06-1444203
 (State or other jurisdiction of       (Commission File Number)       (IRS Employer Identification
          incorporation)                                                         Number)


                               545 STEAMBOAT ROAD
                          GREENWICH, CONNECTICUT 06830
               (Address of principal executive offices) (zip code)

                                 (203) 422-3000
-----------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

On May 16, 2000, AmeriServe Food Distribution, Inc. filed suit in the U.S. Bankruptcy Court in Delaware against Mr. John Holten, Chairman and former Chief Executive Officer of AmeriServe, and certain corporations owned and/or controlled by Mr. Holten, including Holberg Industries, Inc., the indirect parent company of AmeriServe. The action seeks, among other things, recovery of funds transferred by AmeriServe to these corporations prior to AmeriServe's January 31, 2000 bankruptcy filing, as well as damages suffered by AmeriServe as a result of such transfers.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)        Financial statements of businesses acquired.

           Not Applicable

(b)        Pro forma financial information.

           Not Applicable

(c)        Exhibits.

           Not Applicable


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                        NEBCO EVANS HOLDING COMPANY


                        By:    /s/ KEVIN J. ROGAN
                               -----------------------------------
                        Name:  Kevin J. Rogan
                        Title: Vice President and
                                 Secretary


Date:  May 26, 2000